***RESIGNATION FROM***
***THE BOARD OF DIRECTORS***
***AND ALL OFFICER POSITIONS***
***OF***
***ALTERNATIVE INVESTMENT CORPORATION***

The following is a true copy of the resolution duly adopted by the Board of Directors of the Corporation at a special meeting, notice to this meeting having been waived, held on the 30th day of November, 2017

WHEREAS the undersigned was appointed as Director of the Corporation and has served in said capacity to date, he has determined at this time to formally RESIGN and renounce all further corporate designation or affiliation with **ALTERNATIVE INVESTMENT CORPORATION** and hereby formally RESIGNS, and severs any and all official ties, duties, obligations or liabilities regarding **ALTERNATIVE INVESTMENT CORPORATION**, and does hereby, by affixing, his signature hereto, officially as his last corporate act, DOES HEREBY RESIGN. This resignation is not the result of any dispute or disagreement with the Company, including any matters relating to the Company's accounting practices or financial reporting.

The Board shall choose a new Director at a time and place of its choosing.

DATED: 30th November, 2017



___________________________
Daniel Otazo